Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Results of Discontinued Operation

	UNITED STATES DOLLAR
	2017	2016	2015
Below is a summary of the results of the discontinued operation for the year ended 31 December:
Revenue	49.0	83.1	91.3
Cost of sales	(50.7)	(72.1)	(85.0)

Cost of sales before gold inventory change and amortisation and depreciation	(46.3)	(57.3)	(59.8)
Gold inventory change	(0.9)	(0.4)	0.6
Amortisation and depreciation	(3.5)	(14.4)	(25.8)

Other costs, net	(1.9)	(7.2)	(16.0)

(Loss)/profit before royalties and taxation	(3.6)	3.8	(9.7)
Royalties	(1.1)	(2.0)	(2.1)

(Loss)/profit before taxation	(4.7)	1.8	(11.8)
Mining and income taxation	1.4	(0.6)	3.6

(Loss)/profit for the year from operating activities	(3.3)	1.2	(8.2)
Gain on sale of discontinued operation	23.5	—	—
Income tax on gain on sale of discontinued operation	(7.1)	—	—

Profit/(loss) from discontinued operation, net of tax	13.1	1.2	(8.2)

Summary of Assets and Liabilities of Discontinued Operation

	2017
	US$	A$
Below is a summary of assets and liabilities of the discontinued operation at 2 October 2017:
Property, plant and equipment	3.3	4.3
Inventories	7.2	9.4
Trade and other receivables	0.1	0.1
Trade and other payables	(8.7)	(11.3)
Environmental rehabilitation costs provision	(12.9)	(16.9)

Net liabilities	(11.0)	(14.4)
Total consideration received less costs to sell[1]	12.5	16.4

Gain on sale of discontinued operations	23.5	30.8

1	Due to the discounting of the deferred consideration and the transaction costs incurred, the total consideration of A$16.4 million used in the determination of the gain on sale of discontinued operations is less than the A$18.5 million per the agreement.

Assets Held for Sale

	UNITED STATES DOLLAR
	2017	2016
Damang mining fleet and related spares[1]	—	26.4
APP[2]	40.0	—

Total assets held for sale	40.0	26.4

1	Following the Damang re-investment plan, a decision was taken during 2016 to sell certain mining fleet assets and related spares. As a result, the assets were classified as held for sale at 31 December 2016 and valued at the lower of FVLCOD or carrying value which resulted in an impairment of US$7.6 million. The sale of the assets concluded during 2017.

Mining fleet and related spares with carrying values of US$18.6 million and US$7.8 million, respectively, were reclassified to assets held for sale. Refer note 13 and 19 for further details.

2	At 31 December 2016, APP no longer met the definition of an asset held for sale and was reclassified to property, plant and equipment at a recoverable amount of US$1.0 million. During 2017, active marketing activities continued and as a result, a sale agreement was concluded comprising a purchase offer of US$40.0 million cash and a 2% net smelter refiner royalty on all metals. As a result, the impairment previously recorded, was reversed up to the value of the selling price and APP was reclassified as an asset held for sale at 31 December 2017. Refer note 6 for further details.